MAXIM SERIES FUND, INC.

         Maxim Money Market Portfolio                         Maxim INVESCO ADR Portfolio
         Maxim Loomis Sayles Corporate Bond Portfolio         Maxim Founders Growth & Income Portfolio
         Maxim Short-Term Maturity Bond Portfolio             (formerly, Maxim Founders Blue Chip Portfolio)
         Maxim U.S. Government Mortgage
            Securities Portfolio
         Maxim Global Bond Portfolio                          Maxim INVESCO Small-Cap Growth Portfolio
                                                              Maxim Loomis Sayles Small-Cap Value Portfolio
         Maxim T. Rowe Price MidCap Growth Portfolio          Maxim Ariel Small-Cap Value Portfolio

         Aggressive Profile II Portfolio                      Maxim Growth Index Portfolio
         Moderately Aggressive Profile II Portfolio           Maxim Value Index Portfolio
         Moderate Profile II Portfolio                        Maxim Index 400 Portfolio
         Moderately Conservative Profile II Portfolio         Maxim Bond Index Portfolio (formerly, Maxim
         Conservative Profile II Portfolio                     Investment Grade Corporate Bond Portfolio)
                                                              Maxim Index Pacific Portfolio
                                                              Maxim Index European Portfolio


                               (the "Portfolios")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                (800) 338 - 4015

This Prospectus describes twenty-two portfolios. Fourteen are "Equity Portfolios" and eight are "Debt Portfolios" (including the Money Market Portfolio). GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by GW Capital Management.

Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Fund, however, is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolios directly.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1, 2001.

                                    CONTENTS

The Portfolios at a Glance .....................................................
         Maxim Money Market Portfolio
         Maxim Bond Portfolios
         Maxim Small-Cap Portfolios
         Maxim MidCap Portfolio
         Maxim Foreign Equity Portfolio
         Maxim Domestic Equity Portfolio
              Maxim Equity Index Portfolios
         Maxim Profile Portfolios

Fees and Expenses...............................................................

Examples........................................................................

More Information About the Portfolios
 ................................................................................
         The Equity Portfolios
         The Debt Portfolios
         The Money Market Portfolio

Other Investment Practices .....................................................

Management of the Portfolios....................................................

Important Information About Your Investment.....................................

Financial Highlights.................................................

                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

THE MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

o Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o        Invest in securities which are only denominated in U.S. dollars.

The principal investment risks for this Portfolio include:

Possible loss of money
o You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchase by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk
o The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater is interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk
o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial conditions. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Portfolio's securities carry this guarantee; some are guaranteed only the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks
o When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.


Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]

1991     5.80%
1992     3.49%
1993     2.81%
1994     3.80%
1995     5.62%
1996     5.04%
1997     5.24%
1998     5.15%
1999     4.81%
2000     6.07%

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.56% (quarter ending March, 1991) and the lowest return for a quarter was 0.67% (quarter ending September, 1993).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2000:

                                            One Year       Five Years        Ten Years
Maxim Money Market Portfolio                6.07%             5.26%             4.78%

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2000, the Money Market Portfolio's 7-day yield and its effective yield were:

                                   7-Day Yield                  Effective Yield
Maxim Money Market Portfolio          6.13%                          6.32%

MAXIM BOND PORTFOLIOS

Maxim Short-Term Maturity Bond Portfolio

The investment objective of this Portfolio is to:

o Seek maximum total return that is consistent with preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest primarily in short-term investment grade bonds.

o Select securities based on relative value, maturity, quality and sector.

o Maintain an actively managed portfolio of debt securities selected from several categories including: o U.S. Treasuries and Agency securities; o Commercial and residential mortgage-backed securities; o Asset-backed securities; and o Corporate bonds.

o Maintain a weighted average quality of A or higher.

o Maintain an average effective maturity of no greater than five (5) years.

o Invest up to 20% of its total assets in securities of below investment grade quality ("high yield/high risk" or "junk" bonds).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligation to pay principal and/or interest.

o Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a result, the total return and yield of a junk bond can be expected to fluctuate more than the total return and yield of high quality bonds and the potential loss is significantly greater.

Non-Diversification Risk
o The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector. As a result, the Portfolio's performance may be adversely affected by any single economic, political or regulatory event than that experienced by a diversified portfolio.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]

1996     4.70%
1997     6.14%
1998     6.36%
1999     3.37%
2000     7.24%

During the periods shown in the chart for the Maxim Short-Term Maturity Bond Portfolio, the highest return for a quarter was 2.87% (quarter ending December, 2000) and the lowest return for a quarter was 0.27% (quarter ending March,
1996).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                     Since
                                                     One Year        Five Years    Inception
Maxim Short-Term Maturity
Bond Portfolio                                         7.24%           5.55%         5.69%
Lehman 1-3 Year Government/Corporate Bond Index
                                                       8.80%           5.99%         6.21%

The inception date for the Maxim Short-Term Maturity Bond Portfolio was August 1, 1995.
The Lehman 1-3 Year Government/Corporate Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.

Maxim U.S. Government Mortgage Securities Portfolio

The investment objective of this Portfolio is to:

o Seek the highest level of return consistent with preservation of capital and substantial credit protection

Principal investment strategies.  This Portfolio will:

o Invest primarily in mortgage related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

o Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Non-Diversification Risk
o The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector. As a result, the Portfolio's securities may be more susceptible to any single economic, political or regulatory event than that experienced by a diversified portfolio.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]

1993     9.66%
1994     -2.34%
1995     15.55%
1996     4.29%
1997     8.64%
1998     7.12%
1999     0.51%
2000     10.71%

During the periods shown in the chart for the Maxim U.S. Government Mortgage Securities Portfolio , the highest return for a quarter was 4.76% (quarter ending June, 1995) and the lowest return for a quarter was -2.33% (quarter ending March, 1994).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim U.S. Government Mortgage
Securities Portfolio                             10.71%                  6.20%                6.80%
Lehman Mortgage-Backed Securities Index
                                                 11.16%                  6.91%                7.03%
Lehman Aggregate Bond Index                      11.63%                  6.46%                7.17%

The inception date for the Maxim U.S. Government Mortgage Securities Portfolio was December 1, 1992. The Lehman Mortgage-Backed Securities Index is comprised of mortgage-backed securities issued by GNMA, FNMA, and FHLMC and includes 15 and 30 year mortgage pass-throughs and balloon securities. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Loomis Sayles Corporate Bond Portfolio
(Sub-Adviser:  Loomis, Sayles & Company, L.P.)
---------------------------------------------

The investment objective of this Portfolio is to:

o Seek high total investment return through a combination of current income and capital appreciation.

Principal investment strategies.   This Portfolio will:

o Invest primarily in corporate debt securities of any maturity.

o Focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

o Invest up to 20% of its total assets in preferred stock.

o Invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers are not subject to this 20% limitation.

o Invest up to 35% of its total assets in securities of below investment grade quality ("high yield/high risk" or "junk" bonds).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligation to pay principal and/or interest.

o Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a result, the total return and yield of a junk bond can be expected to fluctuate more than the total return and yield of high quality bonds and the potential loss is significantly greater.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Preferred Stock Risk

o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.
Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]
1995     30.19%
1996     10.35%
1997     12.70%
1998     3.43%
1999     4.87%
2000     4.60%

During the periods shown in the chart for the Maxim Loomis Sayles Corporate Bond Portfolio, the highest return for a quarter was 9.94% (quarter ending June, 1995) and the lowest return for a quarter was -5.01% (quarter ending September,
1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim Loomis Sayles Corporate Bond
Portfolio                                         4.60%               7.14%           10.11%
Merrill Lynch Intermediate
Government/Corporate Index                       11.91%               6.28%            8.17%

The inception date for the Maxim Loomis Sayles Corporate Bond Portfolio was November 1, 1994. The Merrill Lynch Intermediate Government/Corporate Index is comprised of Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

DEBT INDEX PORTFOLIO

Maxim Bond Index Portfolio
(formerly, the Maxim Investment Grade Corporate Bond Portfolio)

The investment objective for this Portfolio is to:

o Seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index ("Lehman Index").

Principal Investment Strategies.  The Portfolio will:

o Invest primarily in debt securities of the Lehman Index.

o Invest in a portfolio of securities using sampling techniques designed to give the Portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

The principal investment risks for the Portfolio include:

Index Risk
o It is possible the Lehman Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking the return of the Lehman Index.

Tracking Error Risk
o Several factors will affect the Portfolio's ability to precisely track the performance of the Lehman Index. For example, unlike the Lehman Index, which is an unmanaged group of securities, the Portfolio has operating expenses and those expenses will reduce the Portfolio's total return. In addition, the Portfolio will own less than all the securities of the Lehman Index, which also may cause a variance between the performance of the Portfolio and the Lehman Index.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Fund to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than the amount paid for them. Portfolio Performance Data The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]
1993     8.96%
1994     -3.15%
1995     16.71%
1996     3.14%
1997     6.85%
1998     7.08%
1999     -0.31%
2000     11.28%

During the periods shown in the chart of the Bond Index Portfolio, the highest return for a quarter was 6.31% (quarter ending June, 1995) and the lowest return for a quarter was -2.54% (quarter ending March, 1994).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31,2000:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim Bond Index Portfolio                       11.28%               5.54%            6.26%
Lehman Aggregate Bond Index                      11.63%               6.46%            7.17%

The inception date for the Portfolio was December 1, 1992. On July 26, 1999, pursuant to a vote of the majority of shareholders, the Portfolio changed its name and investment objective so that it now seeks investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index. Prior to the changes, the Portfolio's name was the Maxim Investment Grade Corporate Bond Portfolio and it compared its performance to that of the Lehman Intermediate Government/Corporate Index and Lehman Intermediate Corporate Index. Consistent with its change in investment objective, the Portfolio now compares its performance to that of the Lehman Aggregate Bond Index, the Portfolio's new benchmark index.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

FOREIGN DEBT PORTFOLIO

Maxim  Global Bond Portfolio (Sub-Adviser: Pareto Partners)

The investment objective of this Portfolio is to:

o Seek highest total return consistent with a reasonable degree of risk.

Principal investment strategies.  This Portfolio will:

o Invest primarily in debt obligations of issuers located throughout the world.

o        Ordinarily invest in at least three countries.

o Hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.

o Typically invest in developed countries, but may invest up to 35% of total assets in emerging markets.

o Invest primarily in debt securities rated investment grade or the unrated equivalent as determined by Pareto Partners.

o Invest up to 35% of its total assets in below investment grade debt securities ("high yield/high risk" or "junk" bonds).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.


Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligations to pay principal and/or interest.

o Junk bonds (debt securities rated below investment grade) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a result, the total return and yield of a junk bond can be expected to fluctuate more than the total return and yield of high quality bonds and the potential loss is significantly greater.

Derivative Risk
o The Portfolio may invest some assets in derivative securities, such as options and futures. This practice is used primarily to hedge the Portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2000 was in excess of 300%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Non-Diversification Risk
o The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector. As a result, the Portfolio's securities may be more susceptible to any economic, political or regulatory event than a diversified portfolio.

Foreign  Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

o In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

o Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.


Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance for the one full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


Year-by-Year

[Object Omitted]
2000  9.02%


During the period shown in the chart of the Global Bond Portfolio, the highest return for a quarter was 4.77% (quarter ending December, 2000) and the lowest return for a quarter was 0.57% (quarter ending September, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Global Bond Portfolio                       9.02%               5.04%
Salomon Smith Barney World
Govt. Index                                      10.70%               7.95%

The inception date for the Maxim Global Bond Portfolio was July 26, 1999.
The Salomon Smith Barney World Govt Index is a market-capitalization-weighted benchmark that tracks the performance of the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The benchmark is fully hedged to U.S. dollars.

MAXIM SMALL-CAP PORTFOLIOS

Maxim Ariel Small-Cap Value Portfolio
(Sub-Adviser:  Ariel Capital Management, Inc.)
----------------------------------------------

The investment objective of this Portfolio is to:

o        Seek long-term capital appreciation.

Principal investment strategies.  This Portfolio will:

o        Invest primarily in small-cap common stocks.

o Emphasize small companies that are believed to be undervalued.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environment record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision.

Value  Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriate priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


Year-by-Year
[Object Omitted]

1994     -2.78%
1995     15.51%
1996     17.94%
1997     27.86%
1998     8.28%
1999     -5.80%
2000     26.65%

During the periods shown in the chart for the Maxim Ariel Small-Cap Value Portfolio, the highest return for a quarter was 20.41% (quarter ending December, 1998) and the lowest return for a quarter was -15.76% (quarter ending September,
1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim Ariel Small-Cap
Value Portfolio                                  26.65%                  14.27%              12.23%
Russell 2000 Index                               -3.02%                  10.31%              11.20%

The inception date for the Maxim Ariel Small-Cap Value Portfolio was December 1, 1993.
The Russell 2000 Index is a list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

Maxim Loomis Sayles Small-Cap Value Portfolio
(Sub-Adviser:  Loomis, Sayles & Company, L.P.)
---------------------------------------------

The investment objective of this Portfolio is to:

o        Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:

o Invest primarily in small-cap companies within the Russell 2000 Index market capitalization range ($178.2 million to $1.5 billion as of May 30, 2000).

o Seek to build a core small-cap portfolio of common stocks of solid companies that Loomis Sayles believes are under-valued in the market.

o Seek companies that have experienced significant business problems but which are believed to have favorable prospects for recovery.

o Invest up to 35% of total assets in equity securities of companies with market capitalizations in excess of the Russell 2000 Index market capitalization range.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems.

Value  Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriate priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2000 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[Object Omitted]
1995     29.96%
1996     30.09%
1997     24.50%
1998     -2.28%
1999     -0.43%
2000     23.74%

During the periods shown in the chart for the Maxim Loomis Sayles Small-Cap Value Portfolio, the highest return for a quarter was 17.18% (quarter ending December, 1998) and the lowest return for a quarter was -18.76% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:


                                                                                       Since
                                                One Year           Five Years        Inception
Maxim Loomis Sayles Small-Cap Value
Portfolio                                        23.74%              14.29%           15.81%
Russell 2000 Index                               -3.02%              10.31%           12.54%

The inception date for the Maxim Loomis Small-Cap Value Portfolio was November 1, 1994.
The Russell 2000 Index is a list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.


Maxim INVESCO Small-Cap Growth Portfolio
(Sub-Adviser: INVESCO Funds Group, Inc.)
----------------------------------------

The investment objective of this Portfolio is to:

o        Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:

o Invest primarily in a diversified group of equity securities of emerging growth companies with market capitalizations of $2 billion or less at the time of purchase.

o Invest up to 35% of total assets in equity securities of companies with market capitalizations in excess of $2 billion.

o Identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they:
o      are determined to be in the developing stages of their life cycle, and
o      have demonstrated, or are expected to achieve, long-term earnings growth.

o Invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments often result.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2000 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[Object Omitted]
1995     31.79%
1996     26.73%
1997     18.70%
1998     17.62%
1999     80.78%
2000     -12.38%

During the periods shown in the chart for the Maxim INVESCO Small-Cap Growth Portfolio, the highest return for a quarter was 50.98% (quarter ending December, 1999) and the lowest return for a quarter was -19.66% (quarter ending December,
2000).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim INVESCO Small-Cap
Growth Portfolio                                 -12.38%             22.89%           23.78%
Russell 2000 Index                               -3.02%              10.31%           12.54%

The inception date for the Maxim INVESCO Small-Cap Growth Portfolio was November 1, 1994.
The Russell 2000 Index is list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

MAXIM MIDCAP PORTFOLIO

Maxim T. Rowe Price MidCap Growth Portfolio
(Sub-Adviser:  T. Rowe Price Associates, Inc.)
---------------------------------------------

The investment objective of this Portfolio is to:

o        Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:

o Invest in mid-cap stocks with potential for above-average earnings growth.

o Emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. In this regard, the Portfolio will focus on issuers whose market capitalization fall within the range of companies included in the Standard & Poor's ("S&P") 400 MidCap Index - generally between $103 million and $13.2 billion.

o        Invest in companies that:
o        offer proven products or services;
o have a historical record of above-average earnings growth; o demonstrate potential for sustained earnings growth; o operate in industries experiencing increasing demand; or o are believed to be undervalued in the market place.

o Invest up to 25% of its total assets in foreign securities.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments often result.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[Object Omitted]
1998     22.23%
1999     24.60%
2000     7.34%

During the periods shown in the chart for the Maxim T. Rowe Price MidCap Growth Portfolio, the highest return for a quarter was 26.91% (quarter ending December, 1998) and the lowest return for a quarter was -17.21% (quarter ending September,
1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim T. Rowe Price
MidCap Growth Portfolio                           7.34%              18.52%
S&P 400 MidCap Index                             17.51%              19.73%

The inception date for the Maxim T. Rowe Price MidCap Growth Portfolio was July 1, 1997.
The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

MAXIM FOREIGN EQUITY PORTFOLIO

Maxim INVESCO ADR Portfolio
(Sub-Adviser: INVESCO Global Asset Management (N.A.), Inc.)
-------------------------------------------------------------

The investment objective of this Portfolio is to:

o Seek high total return through capital appreciation and current income, while reducing risk through diversification.

Principal investment strategies.   This Portfolio will:

o Invest primarily in foreign securities that are issued in the form of American Depository Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission ("SEC") and traded in the U.S.

o Select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies.

o Analyze potential investments through computer analysis which compares current stock price to measures such as:
o        book value,
o        historical return on equity,
o        company's ability to reinvest capital,
o        dividends, and
o        dividend growth.

The principal investment risks for this Portfolio include:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]
1995     15.48%
1996     21.17%
1997     12.08%
1998     10.64%
1999     22.67%
2000     -10.16%

During the periods shown in the chart for the Maxim INVESCO ADR Portfolio, the highest return for a quarter was 21,53% (quarter ending December, 1999) and the lowest return for a quarter was -16.88% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim INVESCO ADR Portfolio                      -10.16%             10.61%           10.88%
MSCI EAFE Index                                  -13.92%              7.45%            7.13%

The inception date for the Maxim INVESCO ADR Portfolio was November 1, 1994. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

MAXIM DOMESTIC EQUITY PORTFOLIOS

Maxim Founders Growth & Income Portfolio
(Sub-Adviser:  Founders Asset Management LLC)
(formerly, the Founders Blue Chip Portfolio)
-------------------------------------------------

The investment objective of this Portfolio is to:

o        Seek long-term growth of capital and income.

Principal investment strategies.  This  Portfolio will:

o Invest primarily in common stocks of large, well-established, stable and mature companies, commonly known as "Blue Chip" companies.

o        Invest in "Blue Chip" stocks that:
     o are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average or the S&P 500 Index
     o generally pay regular dividends.

o Invest up to 30% of its total assets in foreign securities; however, the Portfolio may invest without limitation in American Depository Receipts ("ADRs").

The principal investment risks for this Portfolio include:

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments often result.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Sector Risk
o Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a section. Because the Portfolio may allocate relatively more assets to certain industry sectors than others, the Portfolio's performance may be more susceptible to any developments which affect those sectors emphasized by the Portfolio.

Foreign Risk
o Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2000 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]
1998     17.85%
1999     15.04%
2000     -19.60%

During the periods shown in the chart for the Maxim Founders Growth & Income Portfolio, the highest return for a quarter was 17.35% (quarter ending December, 1999) and the lowest return for a quarter was -16.41% (quarter ending December,
2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                   Since
                                             One Year            Inception
Maxim Founders Growth & Income Portfolio      -19.60%              3.41%
S&P 500 Index                                 -9.10%              13.63%
Lipper Growth & Income Index                   0.39%              12.35%

The inception date for the Maxim Founders Growth & Income Portfolio was July 1, 1997. The S&P 500 Index Portfolio is comprised of stocks that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The Lipper Growth & Income Index tracks the average return of a group of equity fund portfolios having a primary investment objective of growth of capital, with a secondary objective of a steady stream of income. The Lipper Growth & Income Index reflects the expenses of managing the mutual funds included in the Index.

MAXIM INDEX PORTFOLIOS   (Sub-Adviser: Barclays Global Fund Advisors)

The investment objective for each of the Index Portfolios is to:

o Each Index Portfolio seeks investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies.   Each Index Fund will:

o Invest at least 80% of its total assets in common stocks of the following applicable Benchmark Indexes:

         PORTFOLIO                           BENCHMARK INDEX

Maxim Growth Index Portfolio        S&P/BARRA Growth Index

Maxim Value Index Portfolio         S&P/BARRA Value Index

Maxim Index 400 Portfolio           S&P 400 MidCap Index

Maxim Index Pacific Portfolio       FTSE World Large Cap Asia Pacific Index

Maxim Index European Portfolio      FTSE World Large Cap Europe Index

S&P, BARRA and FTSE are not sponsors of, or in any other way endorsed, sold or promoted or affiliated with, the Equity Index Portfolios, Maxim Series Fund or Barclays.

o Attempt to reproduce the returns of the applicable Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the portfolio as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts.

The principal investment risks for all of the Index Portfolios include:

Index Risk
o It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that an Index Portfolio could have poor investment results even if it is tracking the return of the Benchmark Index.

Tracking Error Risk
o Several factors will affect a Portfolio's ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, each Portfolio has operating expenses and those expenses will reduce the Portfolio's total return. In addition, a Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Portfolio and its benchmark index.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Fund could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Fund to lose more money than if the Fund had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

Non-Diversification Risk
o When a Benchmark Index becomes less diversified, the Index Portfolio which tracks that index similarly becomes less diversified. This means that a greater percentage of that Index Portfolio's assets may be invested in securities of a fewer number of issuers. As a result, the Index Portfolio's performance becomes more susceptible to any single economic, political or regulatory event affecting those issuers.

Concentration Risk
o When a Benchmark Index concentrates in an industry or group of industries, the Index Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Portfolio's assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Index Portfolio's performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money
o When you sell your shares of any of the Index Portfolios, they could be worth less than what you paid for them.

The Maxim Index European and Maxim Index Pacific Portfolios have the following additional principal investment risks:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolios to greater risk of potential loss than U.S. securities.

The Maxim Growth Index Portfolio has the following additional principal investment risks:

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments often result.

The Maxim Value Index Portfolio has the following additional principal investment risks:

Value  Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriate priced.

Portfolio Performance Data
The bar charts and tables below provide an indication of the risk of investment in the Index Portfolios. The bar charts show the Portfolios' performance in each full calendar year since inception, or, in the case of the Stock Index Portfolio, for the last ten full calendar years. The table shows how each of the Index Portfolios' average annual total return compared to the performance of its Benchmark Index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Index Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

Maxim Value Index Portfolio

[Object Omitted]
1994     -2.49%
1995     36.80%
1996     20.63%
1997     34.08%
1998     14.48%
1999     11.39%
2000     5.36%

During the periods shown in the chart for the Maxim Value Index Portfolio, the highest return for a quarter was 16.39% (quarter ending December, 1998) and the lowest return for a quarter was -11.89% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim Value Index Portfolio                       5.36%                  16.80%              16.43%
S&P/BARRA Value Index                             6.08%                  16.79%              16.43%

The inception date for the Maxim Value Index Portfolio was December 1, 1993. On July 26, 1999, pursuant to a vote of the majority of shareholders, the Portfolio changed its investment objective so that it now seeks investment results that track the total return of the common stocks that comprise the S&P/BARRA Value Index. Prior to the change in objective, the Portfolio compared its performance to that of the Russell 1000 Value Index. Consistent with its change in investment objective, the Portfolio now compares its performance to that of the S&P/BARRA Value Index, the Portfolio's new benchmark index.

The S&P/BARRA Value Index (the "Value Index") is a widely recognized, unmanaged index that contains the half of the market value of the S&P 500. The Value Index is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios.

Maxim Growth Index Portfolio

[Object Omitted]
1994     1.93%
1995     35.29%
1996     22.10%
1997     29.26%
1998     37.28%
1999     26.87%
2000     -22.36%

During the periods shown in the chart for the Maxim Growth Index Portfolio, the highest return for a quarter was 26.28% (quarter ending December, 1998) and the lowest return for a quarter was -16.73% (quarter ending December, 2000).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim Growth Index Portfolio                     -22.36%                 16.38%              16.60%
S&P/BARRA Growth Index                           -22.08%                 19.17%              18.90%

The inception date for the Maxim Growth Index Portfolio was December 1, 1993. On July 26, 1999, pursuant to a vote of the majority of shareholders, the Portfolio changed its investment objective so that it now seeks investment results that track the total return of the common stocks that comprise the S&P/BARRA Growth Index. Prior to the change in objective, the Portfolio compared its performance to that of the Russell 1000 Growth Index. Consistent with its change in investment objective, the Portfolio now compares its performance to that of the S&P/BARRA Growth Index, the Portfolio's new benchmark index.

The S&P/BARRA Growth Index (the "Growth Index") is a widely recognized, unmanaged index that contains half of the market value of the S&P 500. The Growth Index is comprised of the stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios.

Maxim Index 400 Portfolio

[Object Omitted]
2000  16.79%

During the period shown in the chart for the Maxim Index 400 Portfolio, the highest return for a quarter was 12.43% (quarter ending March, 2000) and the lowest return for a quarter was -3.74% (quarter ending December, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Index 400 Portfolio                        16.79%              16.23%
S&P 400 MidCap Index                             17.51%              18.42%

The inception date of the Maxim Index 400 Portfolio was July 26, 1999.
The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

Maxim Index European Portfolio

[Object Omitted]
2000  -11.80%

During the period shown in the chart for the Maxim Index European Portfolio, the highest return for a quarter was 0.62% (quarter ending December, 2000) and the lowest return for a quarter was -7.19% (quarter endingSeptember, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Index European Portfolio                   -11.80%              2.96%
Financial Times/S&P Large-Cap European
Index                                            -9.46%               5.86%

The inception date for the Maxim Index European was July 26, 1999.
The FTSE World Large Cap Europe Index (the "FTSE European Index") is an unmanaged, market-value weighted index of equity securities traded on the stock exchanges of the countries represented in the index. It is designed to represent the performance of stocks in the large-cap sector of the markets from the countries included in the European region of the world.

Maxim Index Pacific Portfolio

[Object Omitted]
2000  -34.74%

During the periods shown in the chart for the Maxim Index Pacific Portfolio, the highest return for a quarter was -2.02% (quarter ending March, 2000) and the lowest return for a quarter was -15.59% (quarter ending December, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Index Pacific Portfolio                    -34.74%             -6.62%
Financial Times/S&P Large-Cap Pacific
Index                                            -34.13%             -4.44%

The inception date of the Maxim Index Pacific Portfolio was July 26, 1999.
The FTSE World Large Cap Asia Pacific Index (the "FTSE Pacific Index") is an unmanaged, market-value weighted index of equity securities traded on the stock exchanges of the countries represented in the index. It is designed to represent the performance of stocks in the large-cap sector of the markets from the countries included in the Pacific Rim region of the world.

MAXIM PROFILE PORTFOLIOS

There are five separate Maxim Profile II Portfolios (collectively, the "Profile Portfolios"). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing exclusively in other mutual funds (the "Underlying Portfolios"), including mutual funds that are not affiliated with Maxim Series Fund.

The investment objective for each Profile Portfolio is to:

Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile
o Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile
o Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

o Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio                   Income              Growth of Capital       Risk of Principal
-----------------                   --------            -----------------       -----------------
Aggressive Profile                  Low                 High                      High
Moderately Aggressive Profile       Low                 High to Medium            High
Moderate Profile                    Medium              Medium to High            Medium
Moderately Conservative Profile     Medium to High      Low to Medium             Medium
Conservative Profile                High                Low                       Low

o Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

o Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

o Automatically rebalance each Profile Portfolio's holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile
Portfolio:

======= ======================== ================= ================ ============= =============== ===============
        Asset Class              Conservative      Moderately       Moderate      Moderately      Aggressive
                                                   Conservative                   Aggressive
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  E     International            0-10%             5-25%            5-25%         10-30%          15-35%

  Q
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  U     Small-Cap                0-10%             0-10%            0-20%         0-20%           10-30%

  I
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  T     MidCap                   0-10%             0-20%            5-25%         10-30%          20-40%
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  Y     Large-Cap                15-35%            15-35%           20-40%        25-45%          15-35%
-------
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  D     Bond                     30-50%            20-40%           5-25%         5-25%           0-10%

  E
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  B     Short-Term Bond          25-45%            10-30%           5-25%         0-10%           0-10%

  T
======= ======================== ================= ================ ============= =============== ===============

GW Capital Management, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, GW Capital Management may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by GW Capital Management, will only be made on a rebalancing date. Before each rebalancing date, GW Capital Management reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes a myriad of mutual funds within each asset category to determine whether they would be suitable investments for the Profile Portfolios. GW Capital Management examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by GW Capital Management.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table are advised by GW Capital Management. The Profile Portfolios may also invest in Underlying Portfolios that are not advised by GW Capital Management.

Short-Term Bond                                      Bond
oMaxim Short-Term Maturity Bond Portfolio            oMaxim Bond Index Portfolio
                                                     oMaxim Loomis Sayles Corporate Bond Portfolio
                                                     oMaxim U.S. Government Mortgage Securities Portfolio
                                                     oMaxim  Global Bond Portfolio

International Equity                                 Mid-Cap Equity
oMaxim Templeton International Equity Portfolio      oMaxim Ariel MidCap Value Portfolio
oMaxim INVESCO ADR Portfolio                         oMaxim Index 400 Portfolio
oMaxim Index European Portfolio                      oMaxim T. Rowe Price MidCap Growth Portfolio
oMaxim Index Pacific Portfolio

Large-Cap Equity                                        Small-Cap Equity
oMaxim Founders Growth & Income Portfolio               oMaxim Ariel Small Cap Value Portfolio
(formerly the Maxim Founders Blue Chip Portfolio)       oMaxim Index 600 Portfolio
oMaxim Value Index Portfolio                            oMaxim Loomis Sayles Small-Cap Value Portfolio
oMaxim Stock Index Portfolio                            oMaxim INVESCO Small-Cap Growth Portfolio
oMaxim Growth Index Portfolio                           oMaxim T. Rowe Price Equity/Income Portfolio

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios
o Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

o Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios' ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

o For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

o For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Portfolio Turnover Risk
o The portfolio turnover rate for the Maxim Aggressive Profile II, Maxim Moderately Aggressive Profile II, Maxim Moderate Profile II and Maxim Moderately Conservative Profile II Portfolios in 2000 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios
The information below provides some indication of the risk of investment in the Profile Portfolios by comparing the Portfolios' performance to a broad based securities market index. The bar chart shows each Profile Portfolio's performance in each full calendar year since inception. The table shows how each Profile Portfolio's average annual total return compared to a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

Aggressive Profile II Portfolio

[Object Omitted]
2000  -6.15%

During the period shown in the chart for the Aggressive Profile II Portfolio, the highest return for a quarter was 4.74% (quarter ending March, 2000) and the lowest return for a quarter was -7.12% (quarter ending December, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Aggressive Profile II Portfolio
                                                 -6.15%               7.21%
Russell 2000 Index                               -3.02%               9.40%
MSCI World excluding US Index                    -14.41%              0.07%
S&P 500 Index                                    -9.10%               1.25%
S&P 400 MidCap Index                             17.51%              22.24%

The inception date for the Maxim Aggressive Profile II Portfolio was September 16, 1999.
The Russell 2000 Index is a list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks. The Morgan Stanley Capital International ("MSCI") World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries. The S&P 500 Index Portfolio is comprised of stocks that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

Moderately Aggressive Profile II Portfolio

[Object Omitted]
2000 -5.77%

During the period shown in the chart for the Moderately Aggressive Profile II Portfolio, the highest return for a quarter was 3.34% (quarter ending March, 2000) and the lowest return for a quarter was -6.35% (quarter ending December,
2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Moderately Aggressive Profile II
Portfolio                                        -5.77%               4.24%
Russell 2000 Index                               -3.02%               9.40%
MSCI World excluding US Index                    -14.41%              0.07%
S&P 500 Index                                    -9.10%               1.25%
S&P 400 MidCap Index                             17.51%              22.24%
Lehman Intermediate Govt/Corp Index
                                                 10.12%               7.73%
Lehman Govt/Corp 1-3 Year Index                   8.08%               6.72%

The inception date for the Maxim Moderately Aggressive Profile II Portfolio was September 16, 1999. The Russell 2000 Index is a list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks. The Morgan Stanley Capital International ("MSCI") World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries. The S&P 500 Index Portfolio is comprised of stocks that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion. The Lehman Intermediate Government/Corporate Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lehman 1-3 Year Government/Corporate Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.

Moderate Profile II Portfolio

[Object Omitted]
2000 -2.19%

During the period shown in the chart for the Moderate Profile II Portfolio, the highest return for a quarter was 3.09% (quarter ending March, 20000) and the lowest return for a quarter was -4.12% (quarter ending December, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Moderate Profile II Portfolio              -2.19%               4.69%
S&P 500 Index                                    -9.10%               1.25%
Lehman Intermediate Govt/Corp Index
                                                 10.12%               7.73%
S&P 400 MidCap Index                             17.51%              22.24%
MSCI World excluding US Index                    -14.41%              0.07%
Lehman Govt/Corp 1-3 Year Index                   8.08%               6.72%
Russell 2000 Index                               -3.02%               9.40%

The inception date for the Maxim Moderate Profile II Portfolio was September 16, 1999.
The Russell 2000 Index is a list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks. The Morgan Stanley Capital International ("MSCI") World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries. The S&P 500 Index Portfolio is comprised of stocks that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion. The Lehman Intermediate Government/Corporate Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lehman 1-3 Year Government/Corporate Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.

Moderately Conservative Profile II Portfolio

[Object Omitted]
2000 -2.35%

During the period shown in the chart for the Moderately Conservative Profile II Portfolio, the highest return for a quarter was 2.24% (quarter ending March, 2000) and the lowest return for a quarter was --3.92% (quarter ending December,
2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Moderately Conservative Profile
II Portfolio                                     -2.35%               3.92%
Lehman Govt/Corp 1-3 Year Index                   8.08%               7.92%
Lehman Intermediate Govt/Corp Index
                                                 10.12%               7.86%
S&P 500 Index                                    -9.10%               1.25%
MSCI World excluding US Index                    -14.41%              1.18%
S&P 400 MidCap Index                             17.51%              26.67%

The inception date for the Maxim Moderately Conservative Profile II Portfolio was September 27, 1999. The Morgan Stanley Capital International ("MSCI") World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries. The S&P 500 Index Portfolio is comprised of stocks that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion. The Lehman Intermediate Government/Corporate Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lehman 1-3 Year Government/Corporate Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.

Conservative Profile II Portfolio

[Object Omitted]
2000  0.95%

During the period shown in the chart for the Conservative Profile II Portfolio, the highest return for a quarter was 1.70% (quarter ending March, 2000) and the lowest return for a quarter was --1.97% (quarter ending December, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Conservative Profile II Portfolio
                                                  0.95%               4.52%
Lehman Intermediate Govt/Corp Index
                                                 10.12%               8.06%
Lehman Govt/Corp 1-3 Year Index                   8.08%               7.99%
S&P 500 Index                                    -9.10%               1.25%

The inception date for the Maxim Conservative Profile II Portfolio was September 30, 1999. The S&P 500 Index Portfolio is comprised of stocks that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The Lehman Intermediate Government/Corporate Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lehman Intermediate Corporate Bond Index is comprised of investment-grade or better, dollar-denominated, publicly-issued corporate bonds. The Lehman 1-3 Year Government/Corporate Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.1

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases.......................................NONE
Sales Load Imposed on Reinvested  Dividends...........................NONE
Deferred Sales Load...................................................NONE
Redemption Fees.......................................................NONE
Exchange Fees.........................................................NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

------------------------------ ---------- ----------- --------------- -------------- --------------
                                 Maxim    Maxim           Maxim       Maxim Loomis       Maxim
                                 Money    Short-Term   U.S. Gov't.       Sayles         Global
                                Market    Maturity       Mortgage       Corporate        Bond
                                             Bond       Securities        Bond
------------------------------ ---------- ----------- --------------- -------------- --------------
------------------------------ ---------- ----------- --------------- -------------- --------------
Management Fees                  0.46%      0.60%         0.60%           0.90%          1.30%
------------------------------ ---------- ----------- --------------- -------------- --------------
------------------------------ ---------- ----------- --------------- -------------- --------------
Distribution (12b-1) Fees        NONE        NONE          NONE           NONE           NONE
------------------------------ ---------- ----------- --------------- -------------- --------------
------------------------------ ---------- ----------- --------------- -------------- --------------
Other Expenses                   0.00%      0.00%         0.00%           0.00%          0.00%
------------------------------ ---------- ----------- --------------- -------------- --------------
------------------------------ ---------- ----------- --------------- -------------- --------------
Total Annual Portfolio
Operating Expenses               0.46%      0.60%         0.60%           0.90%          1.30%
------------------------------ ---------- ----------- --------------- -------------- --------------

------------------------------ ----------------- -------------- ---------------- ------------------
                                Maxim Founders     Maxim T.          Maxim             Maxim
                               Growth & Income    Rowe Price         Index            Growth
                                                 MidCap Growth        400              Index
------------------------------ ----------------- -------------- ---------------- ------------------
------------------------------ ----------------- -------------- ---------------- ------------------
Management Fees                     1.00%            1.00%           0.60%             0.60%
------------------------------ ----------------- -------------- ---------------- ------------------
------------------------------ ----------------- -------------- ---------------- ------------------
Distribution (12b-1) Fees            NONE            NONE            NONE              NONE
------------------------------ ----------------- -------------- ---------------- ------------------
------------------------------ ----------------- -------------- ---------------- ------------------
Other Expenses                      0.12%            0.08%           0.00%             0.00%
------------------------------ ----------------- -------------- ---------------- ------------------
------------------------------ ----------------- -------------- ---------------- ------------------
Total Annual Portfolio
Operating Expenses                  1.12%            1.08%           0.60%             0.60%
------------------------------ ----------------- -------------- ---------------- ------------------

------------------------------ ---------------- ----------------- ----------------- ---------------
                                 Maxim Value      Maxim Index          Maxim            Maxim
                                    Index           Pacific            Index             Bond
                                                                      European          Index
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Management Fees                     0.60%            1.00%             1.00%            0.50%
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Distribution (12b-1) Fees           NONE              NONE              NONE             NONE
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Other Expenses                      0.00%            0.20%             0.20%            0.00%
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Total Annual Portfolio
Operating Expenses                  0.60%            1.20%             1.20%            0.50%
------------------------------ ---------------- ----------------- ----------------- ---------------

------------------------------ ---------------- ----------------- ----------------- ---------------
                                 Maxim Ariel     Maxim INVESCO      Maxim Loomis    Maxim INVESCO
                               Small-Cap Value  Small-Cap Growth       Sayles            ADR
                                                                  Small-Cap Value
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Management Fees                     1.00%            0.95%             1.00%            1.00%
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Distribution (12b-1) Fees           NONE              NONE              NONE             NONE
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Other Expenses                      0.27%            0.08%             0.16%            0.14%
------------------------------ ---------------- ----------------- ----------------- ---------------
------------------------------ ---------------- ----------------- ----------------- ---------------
Total Annual Portfolio
Operating Expenses                  1.27%            1.03%             1.16%            1.14%
------------------------------ ---------------- ----------------- ----------------- ---------------






------------------------------ ---------------- ----------------- -------------- --------------- --------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                 Profile II        Aggressive      Profile II     Conservative    Profile II
                                                   Profile II                      Profile II
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.10%            0.10%            0.10%          0.10%           0.10%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                 0.10%2            0.10%2          0.10%2          0.10%2         0.10%2
------------------------------ ---------------- ----------------- -------------- --------------- --------------

1 Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level which are not disclosed in this Prospectus.


2 Each Profile II Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile II - 0.84% to 1.65%; Maxim Moderately Aggressive Profile II - 0.79% to 1.55%; Maxim Moderate Profile II - 0.76% to 1.43%; Maxim Moderately Conservative Profile II - 0.76% to 1.33%; Maxim Conservative Profile II - 0.66% to 1.12%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

                                    Examples

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount show in the fee table and remain the same for the years shown.

                Portfolio                         1 Year          3 Years         5 Years          10 Years
Maxim Money Market                                 $47            $149             $261            $593
Maxim Bond Index*                                  $51            $162             $283            $645
Maxim U.S. Government Mortgage Securities          $62            $194             $340            $774
Maxim Short-Term Maturity Bond                     $62            $194             $340            $774
Maxim Loomis Sayles Corporate Bond                 $92            $291             $510            $1,160
Maxim Global Bond                                  $133           $420             $736            $1,676
Maxim INVESCO ADR                                  $117           $368             $646            $1,470
Maxim Index European                               $142           $449             $787            $1,792
Maxim Index Pacific                                $134           $423             $742            $1,689
Maxim Founders Growth & Income**                   $115           $362             $634            $1,444
Maxim Growth Index                                 $62            $194             $340            $774
Maxim Value Index                                  $62            $194             $340            $774
Maxim T. Rowe Price MidCap Growth                  $111           $349             $612            $1,392
Maxim Index 400                                    $62            $194             $340            $774
Maxim Ariel Small-Cap Value                        $130           $410             $719            $1,637
Maxim INVESCO Small-Cap Growth                     $106           $333             $583            $1,328
Maxim Loomis Sayles Small-Cap Value                $119           $375             $657            $1,496
Maxim Aggressive Profile II                        $10            $32              $57             $129
Maxim Moderately Aggressive Profile II             $10            $32              $57             $129
Maxim Moderate Profile II                          $10            $32              $57             $129
Maxim Moderately Conservative Profile II           $10            $32              $57             $129
Maxim Conservative Profile II                      $10            $32              $57             $129

* Formerly, the Investment Grade Corporate Bond Portfolio.
** Formerly, the Founders Blue Chip Portfolio.

                      MORE INFORMATION ABOUT THE PORTFOLIOS

               -----------------------------------------------------------------
               Some of the Portfolios are managed by sub-advisers which manage other mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.

               -----------------------------------------------------------------

Each Portfolio follows a distinct set of investment strategies. Fourteen Portfolios are considered to be "Equity Portfolios" because they invest primarily in equity securities (mostly common stocks). Eight Portfolios (including the Money Market Portfolio) are considered to be "Debt Portfolios" because they invest primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Equity Portfolios will normally invest at least 65% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

         o Maxim Ariel Small-Cap Value Portfolio                o Maxim INVESCO Small-Cap Value Portfolio
         o Maxim Loomis Sayles Small-Cap Value Portfolio        o Maxim T. Rowe Price MidCap Growth Portfolio
         o Maxim INVESCO ADR Portfolio                          o Maxim Founders Growth & Income Portfolio
         o Maxim Index 400 Portfolio                            o Maxim Value Index Portfolio
         o Maxim Growth Index Portfolio                         o Maxim Index Pacific Portfolio
         o Maxim Index European Portfolio                       o Aggressive Profile II Portfolio
         o Moderate Profile II Portfolio                        o Moderately Aggressive Profile II Portfolio

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies, though only the Maxim INVESCO ADR, Maxim Index Pacific and Maxim Index European Portfolios will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page .

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Debt securities are discussed below under "Debt Portfolios." Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page xx.

The Aggressive Profile II, Moderately Aggressive Profile II and Moderate Profile II Portfolios are considered "Equity Portfolios" because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies
Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Index Portfolios
Certain of the Equity Portfolios are Index Portfolios. This means they are not actively managed, but are designed to track the performance of specified benchmarks. The benchmark indexes are described below:

The S&P 400 MidCap Index (the "S&P 400") is a widely recognized, unmanaged market capitalization weighted index of 400 stocks representing the mid-range in terms of tradable market value of the U.S. equity market.

The S&P/BARRA Growth Index (the "Growth Index") is a widely recognized, unmanaged index that contains half of the market value of the S&P 500 Composite Stock Price Index (the "S&P 500"). The Growth Index is comprised of the stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios.

The S&P/BARRA Value Index (the "Value Index") is a widely recognized, unmanaged index that contains the other half of the market value of the S&P 500. The Value Index is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios.

**Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P 500/BARRA Growth Index," "S&P 500/BARRA Value Index," and "S&P 400 MidCap Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Company. Maxim Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Maxim Series Fund.

The FTSE World Large Cap Asia Pacific Index (the "FTSE Pacific Index") and the FTSE World Large Cap Europe Index (the "FTSE Europe Index") are unmanaged, market-value weighted indices of equity securities traded on the stock exchanges of the countries represented in the respective indices. They are designed to represent the performance of stocks in the large-cap sector of the markets from the countries included in the European and Pacific Rim regions of the world. FTSE is a trade mark of London Stock Exchange Limited ("Exchange") and The Financial Times Limited ("Financial Times") and is used by FTSE under license. All rights in the index values and constituent lists vests in FTSE International Limited. We have obtained full licenses from FTSE International Limited to use such rights in the creation of the Maxim Index European and Maxim Index Pacific Portfolios. Neither FTSE nor the Exchange nor Financial Times makes any warranty or representation whatsoever expressly or implied either as to the results to be obtained from the use of the FTSE Pacific Index or the FTSE European Index and/or the figure at which these Indexes stand at any particular time on any particular day or otherwise. The Indexes are compiled and calculated by FTSE; however, neither FTSE nor the Exchange nor Financial Times shall be liable (whether in negligence or otherwise) to any person for any error in the Indexes and neither FTSE nor the Exchange nor Financial Times shall be liable under any obligation to advise any person of the error therein.

The S&P 500, S&P 400, Growth Index and Value Index are sponsored by Standard & Poor's, which is responsible for determining which stocks are represented on the indices.

The FT/S&P Pacific Index and the FT/S&P European Index are sponsored by the Financial Times-Stock Exchange International; Standard & Poor's; Goldman, Sachs and Company; Nat West Securities, Ltd. Each of these entities has voting rights on a committee that is responsible for determining the composition of the stocks comprising the indices.

None of the Portfolios is endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the "Sponsors"), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolios or GW Capital Management. The Sponsors are not responsible for and do not participate in the operation or management of any Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 500, S&P 400, Growth Index, Value Index, FT/S&P Pacific and FT/S&P European Indices assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Debt Portfolios

Each of the Debt Portfolios will normally invest at least 65% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities. Debt securities include money market instruments, bonds, securities issued by the U.S. Government and its agencies, including mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. The Debt Portfolios include:

         o  Maxim Loomis Sayles Corporate Bond Portfolio      o  Maxim Short-Term Maturity Bond Portfolio
         o  Maxim Global Bond Portfolio                       o  Maxim U.S. Gov't. Mortgage Securities Portfolio
         o  Maxim Bond Index Portfolio                        o  Moderately Conservative Profile II Portfolio
         o  Conservative Profile II Portfolio                 o  Maxim Money Market Portfolio

Debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies."

Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The following Portfolios may invest in below investment grade debt securities: Maxim Loomis Sayles Corporate Bond, Maxim INVESCO Small-Cap Growth, Maxim Global Bond, Maxim Short-Term Maturity Bond, Moderately Conservative Profile II and Conservative Profile II Portfolios.

The Debt Portfolios may invest in debt securities of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations
- these are discussed below under "Foreign Securities" on page .

While the Debt Portfolios intend to principally invest in debt securities, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under "Equity Portfolios." Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page
 .

The Moderately Conservative Profile II and Conservative Profile II Portfolios are considered "Debt Portfolios" because they invest primarily in Underlying Portfolios that emphasize debt investments. However, these Profile II Portfolios may invest in Underlying Portfolios that invest in equity securities, and, therefore, to that extent are subject to the risks and rewards associated with equity securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile II Portfolio investing in that Underlying Portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Debt Index Portfolio
The Bond Index Portfolio is not actively managed, but is designed to track the performance of a specified benchmark. The Benchmark Index is described below:

Lehman Aggregate Bond Index
The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government securities or securities subject to certain types of guarantees.

Temporary Investment Strategies
In addition to the Maxim Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by GW Capital Management or the Portfolio's sub-adviser. Each non-Money Market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

                           OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim Index Pacific, Maxim Index European, Maxim Global Bond and Maxim INVESCO ADR Portfolios pursue investment in foreign securities as their principal investment strategy. Therefore, as an investor in these Portfolios, the return on your investment will be based substantially on the rewards and risks relating to foreign investment. However, many of the other Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

As noted, the Maxim Index Pacific, Maxim Index European, Maxim Global Bond and Maxim INVESCO ADR Portfolios have substantial exposure to foreign markets since these Portfolios invest primarily in securities of foreign issuers. The other Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Maxim Money Market and Profile Portfolios, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolios to hedge investments or manage interest or currency-sensitive assets. The Index Portfolios may purchase and sell derivative instruments (futures contracts on the Benchmark Index and options thereon) as part of their principal investment strategy. The other non-Index Portfolios which may enter into derivative transactions will do so only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If GW Capital Management or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information.

                          MANAGEMENT OF THE PORTFOLIOS

GW Capital Management provides investment advisory, accounting and administrative services to the Fund. GW Capital Management's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $5.7 billion. GW Capital Management and its affiliates have been providing investment management services since 1969. The management fee paid to GW Capital Management is as follows:

                      Portfolio                                   Percentage of Average Net Assets
Maxim Money Market                                                             0.46%
Maxim U.S. Government Mortgage Securities                                      0.60%
Maxim Loomis Sayles Corporate Bond                                             0.90%
Maxim Short-Term Maturity Bond                                                 0.60%
Maxim Global Bond                                                              1.30%
Maxim INVESCO ADR                                                              1.00%
Maxim Founders Growth & Income*                                                1.00%
Maxim T. Rowe Price MidCap Growth                                              1.00%
Maxim Ariel Small-Cap Value                                                    1.00%
Maxim Loomis Sayles Small-Cap Value                                            1.00%
Maxim INVESCO Small-Cap Growth                                                 0.95%
Maxim Index 400                                                                0.60%
Maxim Value Index                                                              0.60%
Maxim Growth Index                                                             0.60%
Maxim Bond Index**                                                             0.50%
Maxim Index European                                                           1.00%
Maxim Index Pacific                                                            1.00%
Aggressive Profile II                                                          0.10%
Moderately Aggressive Profile II                                               0.10%
Moderate Profile II                                                            0.10%
Moderately Conservative II                                                     0.10%
Conservative Profile II                                                        0.10%

* Formerly, the Maxim Founders Blue Chip Portfolio.
** Formerly, the Maxim Investment Grade Corporate Bond Portfolio.

For those Portfolios that are `directly' advised by GW Capital Management (i.e., without the assistance of a sub-adviser), namely the Maxim Money Market, Maxim Bond Index, Maxim Short-Term Maturity Bond, Maxim U.S. Government Mortgage Securities and the Profile Portfolios, GW Capital Management uses teams of professionals to manage the assets of those Portfolios. Each Portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of their respective Portfolios. The teams meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

Sub-Advisers

For some of the Portfolios, GW Capital Management has entered into an agreement with a sub-adviser. This means that the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. Each sub-adviser's management activities are subject to review and supervision by GW Capital Management and the Board of Directors of the Fund. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. GW Capital Management, in turn, pays sub-advisory fees to each sub-adviser for its services.

Pareto Partners                                         Founders Asset Management LLC
---------------                                         -----------------------------
Maxim Global Bond Portfolio                             Maxim Founders Growth & Income Portfolio

Ariel Capital Management, Inc.                          T. Rowe Price Associates, Inc.
------------------------------                          ------------------------------
Maxim Ariel Small Cap Value Portfolio                   Maxim T. Rowe Price MidCap Growth Portfolio

INVESCO Funds Group, Inc.                               INVESCO Global Asset Management (N.A.)
-------------------------                               --------------------------------------
Maxim INVESCO Small-Cap Growth Portfolio                Maxim INVESCO ADR Portfolio

Barclays Global Fund Advisors                           Loomis Sayles & Company, L.P
-----------------------------                           ----------------------------
Maxim Growth Index Portfolio                            Maxim Looms Sayles Corporate Bond Portfolio
Maxim Value Index Portfolio                             Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Index 400 Portfolio
Maxim Index Pacific Portfolio
Maxim Index European Portfolio

Following is additional information about each sub-adviser:

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. This investment committee also serves as the investment committee for the T. Rowe Price Mid-Cap Growth Fund. Mr. Berghuis has been Chairman of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1988 and joined T. Rowe Price in 1985.

INVESCO Funds Group, Inc. ("INVESCO") is a Delaware corporation and an indirect wholly-owned subsidiary of AMVESCAP PLC. INVESCO is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 7800 E. Union Avenue, Denver, Colorado, 80237.

The day-to-day management of the Maxim INVESCO Small-Cap Growth Portfolio is provided by Stacie CowellMs. Cowell is the portfolio manager of the Maxim INVESCO Small-Cap Growth Portfolio and INVESCO Small Company Growth Fund (since
1997); portfolio manager and vice president (since 1996) of INVESCO. Formerly, Ms. Cowell was senior equity analyst with Founders Asset Management; and was capital markets and trading analyst with Chase Manhattan Bank in New York.

INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), is a Delaware corporation and a wholly owned subsidiary of INVESCO. IGAM is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

The day-to-day manager of the Maxim INVESCO ADR Portfolio is W. Lindsay Davidson, who also serves as portfolio manager for the INVESCO ADR International Equity Management Fund. Mr. Davidson has been with INVESCO PLC since 1984 and in 1989 he assumed responsibility for global and international portfolios. Mr. Davidson began his investment career in 1974 and previously worked for both insurance and reinsurance companies in England. He holds an M.A. (Honours) degree in Economics from Edinburgh University.

Ariel Capital Management, Inc. (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is an Illinois corporation with its principal business address at 307 North Michigan Avenue, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel Small-Cap Value Portfolio is John W. Rogers, Jr. - - B.A. in Economics, Princeton University. Mr. Rogers' business experience during the past five years is as Chief Investment Officer, Ariel Capital Management and Portfolio Manager, Ariel Fund (formerly known as the Ariel Growth Fund).

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Maxim Loomis Sayles Corporate Bond Portfolio is Daniel J. Fuss, Executive Vice President of Loomis Sayles who also serves as the fund manager of the Loomis Sayles Bond Fund. Mr. Fuss has served as the portfolio manager of the Loomis Sayles Bond Fund since its inception in 1991.

Joseph R. Gatz is the lead manager of the Maxim Loomis Sayles Small-Cap Value Portfolio. Daniel G. Thelen serves co-manager of the portfolio. Mr. Gatz joined Loomis Sayles in November, 1999 from Banc One Investment Advisors Corporation where he managed over $2 billion in mutual fund and institutional accounts. He was employed by Banc One and certain of its corporate predecessors since 1993. Mr. Gatz has fifteen years experience specializing in small cap value investing Mr. Thelen joined Loomis Sayles in 1996 and has served as analyst for the small cap team for four years. Prior to that, Mr. Thelen spent six years as an analyst and manager of the Valuation Services Group at PricewaterhouseCoopers LLP where he was responsible for valuing hundreds of small and mid-sized companies across many industries. They will be supported in their management of the Portfolio by Dean Gulis who has extensive small cap experience and ten years of experience as Director of Research at Roney & Company.

Founders Asset Management LLC ("Founders") is a Delaware limited liability company, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 2930 East Third Avenue, Denver, Colorado 80206.

Thomas M. Arrington, Chartered Financial Analyst and Vice President of Founders, since February 1999, is the lead portfolio manager for the Maxim Founders Growth & Income Portfolio and the Dreyfus Founders Growth and Income Fund. Prior to joining Founders in December 1998, Mr. Arrington was a vice president and director of income equity strategy at HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation where he was employed from 1987 to 1998.

Pareto Partners ("Pareto") an English Partnership, serves as the sub-adviser to the Maxim Global Bond Portfolio. Mellon Bank, N.A. owns 30% of Pareto, XL Capital Ltd. owns 30% of Pareto and the employees of Pareto own the remaining 40% of Pareto. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

The Portfolio is managed by Christine V. Downton. She is a partner and the Chief Investment Officer of Pareto and has been employed by Pareto since April 1991. Mellon Bank, N.A. owns 100% of The Dreyfus Corporation and, thus, Pareto is affiliated with Dreyfus through Mellon Bank.

Barclays Global Fund Advisors ("Barclays") is a California corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 45 Fremont Street, San Francisco, California 94105. Barclays is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, with its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2000, BGI and its affiliates, including Barclays, provided investment advisory services for assets worth in excess of $800 billion. Barclays uses teams of portfolio managers, investment strategists, and other investment specialists. This team approach brings together many disciplines and leverages Barclays' extensive resources. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. Barclays began management the Maxim Growth Index, Maxim Value Index and Maxim Index 400 Portfolios on April 1, 2001 and the Maxim Index European and Maxim Index Pacific Portfolios on May 1, 2001.

                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o        You can request an exchange in writing or by telephone.
o        Written requests should be submitted to:
         8505 East Orchard Road, 401(k) Operations Department
         Greenwood Village, CO 80111.
o        The form should be signed by the account owner(s) and include the following information:
(1)      the name of the account
(2)      the account number
(3)      the name of the Portfolio from which  the shares of which are to be sold
(4)      the dollar amount or number of shares to be exchanged
(5)      the name of the Portfolio(s) in which new shares will be purchased; and
(6)      the signature(s) of the person(s) authorized to effect exchanges in the account.
o        You can request an exchange by telephoning 1-800-338-4015.
o    A Portfolio may refuse exchange purchases by any person or group if, in GW
     Capital Management's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.
o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.
During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) , that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Dividends and Capital Gains Distributions
Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o The Maxim Bond Index, Maxim U.S. Government Mortgage Securities and Maxim Short-Term Maturity Bond Portfolios ordinarily distribute dividends from net investment income quarterly.
o The Maxim Founders Growth & Income, Maxim T. Rowe Price MidCap Growth, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Small-Cap Value, Maxim INVESCO Small-Cap Growth, Maxim Value Index, Maxim Growth Index, Maxim Index 400, Maxim Global Bond, Maxim Loomis Sayles Corporate Bond and all Profile Portfolios ordinarily distribute dividends semi-annually.
o The Maxim INVESCO ADR, Maxim Index European and Maxim Index Pacific Portfolios ordinarily distribute dividends annually.
o All of the Portfolios generally distribute capital gains, if any, in December.

Tax Consequences
The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns in the following tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                                  Year Ended December 31,
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------
                                                  2000              1999              1998              1997             1996
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------


Net Asset Value, Beginning of Period        $        1.0005   $        1.0005   $        1.0007  $         1.0007  $        1.0007

Income from Investment Operations

Net investment income                                0.0590            0.0471            0.0505            0.0512           0.0493
Net realized loss                                    0.0000            0.0000           (0.0002)
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Total Income From
     Investment Operations                           0.0590            0.0471            0.0503            0.0512           0.0493
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Less Distributions

From net investment income                          (0.0590)          (0.0471)          (0.0505)          (0.0512)         (0.0493)
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Total Distributions                                 (0.0590)          (0.0471)          (0.0505)          (0.0512)         (0.0493)
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Net Asset Value, End of Period              $        1.0005   $        1.0005   $        1.0005  $         1.0007  $        1.0007
                                              ==============    ==============    ==============   ===============   ==============
                                              ==============    ==============    ==============   ===============   ==============


Total Return/Yield                                    6.07%             4.81%             5.15%             5.24%            5.04%

Net Assets, End of Period                   $   718,263,754   $   722,697,255   $   619,416,664  $    453,155,210  $   396,453,188

Ratio of Expenses to
Average Net Assets                                    0.46%             0.46%             0.46%             0.46%            0.46%

Ratio of Net Investment Income to
Average Net Assets                                    5.93%             4.73%             5.05%             5.14%            4.99%




SHORT-TERM MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                                  Year Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
                                                  2000               1999               1998              1997               1996
                                             ----------------   ----------------   ---------------   ----------------   ------------
                                             ----------------   ----------------   ---------------   ----------------   ------------


Net Asset Value, Beginning of Period       $          1.0021  $          1.0204  $         1.0134  $          1.0065  $      1.0092

Income from Investment Operations

Net investment income                                 0.0589             0.0520            0.0546             0.0534         0.0489
Net realized and unrealized gain (loss)               0.0117            (0.0183)           0.0087             0.0070        (0.0027)
                                             ----------------   ----------------   ---------------   ----------------   ------------
                                             ----------------   ----------------   ---------------   ----------------   ------------

Total Income From
     Investment Operations                            0.0706             0.0337            0.0633             0.0604         0.0462
                                             ----------------   ----------------   ---------------   ----------------   ------------
                                             ----------------   ----------------   ---------------   ----------------   ------------

Less Distributions

From net investment income                           (0.0573)           (0.0517)          (0.0543)           (0.0534)       (0.0489)
From net realized gains                               0.0000            (0.0003)          (0.0020)           (0.0001)        0.0000
                                             ----------------   ----------------   ---------------   ----------------   ------------
                                             ----------------   ----------------   ---------------   ----------------   ------------

Total Distributions                                  (0.0573)           (0.0520)          (0.0563)           (0.0535)       (0.0489)
                                             ----------------   ----------------   ---------------   ----------------   ------------
                                             ----------------   ----------------   ---------------   ----------------   ------------

Net Asset Value, End of Period             $          1.0154  $          1.0021  $         1.0204  $          1.0134  $      1.0065
                                             ================   ================   ===============   ================   ============
                                             ================   ================   ===============   ================   ============


Total Return                                           7.24%              3.37%             6.36%              6.14%          4.70%

Net Assets, End of Period                  $     155,623,717  $     137,920,472  $    110,917,091  $      78,367,545  $  39,503,114

Ratio of Expenses to
Average Net Assets                                     0.60%              0.60%             0.60%              0.60%          0.60%

Ratio of Net Investment Income to
Average Net Assets                                     5.93%              5.29%             5.45%              5.47%          5.15%

Portfolio Turnover Rate                               85.06%             45.60%            37.33%             84.59%         51.71%



U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                              Year Ended December 31,
                                           -------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------
                                               2000            1999             1998            1997             1996
                                           -------------   --------------   -------------   --------------   -------------
                                           -------------   --------------   -------------   --------------   -------------


Net Asset Value, Beginning of Period     $       1.1250  $        1.1863  $       1.1743  $        1.1519  $       1.1786

Income from Investment Operations

Net investment income                            0.0743           0.0676          0.0700           0.0745          0.0751
Net realized and unrealized gain (loss)          0.0424          (0.0619)         0.0118           0.0224         (0.0267)
                                           -------------   --------------   -------------   --------------   -------------
                                           -------------   --------------   -------------   --------------   -------------

Total Income From
     Investment Operations                       0.1167           0.0057          0.0818           0.0969          0.0484
                                           -------------   --------------   -------------   --------------   -------------
                                           -------------   --------------   -------------   --------------   -------------

Less Distributions

From net investment income                      (0.0731)         (0.0670)        (0.0698)         (0.0745)        (0.0751)
                                           -------------   --------------   -------------   --------------   -------------
                                           -------------   --------------   -------------   --------------   -------------

Total Distributions                             (0.0731)         (0.0670)        (0.0698)         (0.0745)        (0.0751)
                                           -------------   --------------   -------------   --------------   -------------
                                           -------------   --------------   -------------   --------------   -------------

Net Asset Value, End of Period           $       1.1686  $        1.1250  $       1.1863  $        1.1743  $       1.1519
                                           =============   ==============   =============   ==============   =============
                                           =============   ==============   =============   ==============   =============


Total Return                                     10.71%            0.51%           7.12%            8.64%           4.29%

Net Assets, End of Period                $  182,402,927  $   183,177,607  $  192,302,277  $   162,184,386  $  138,465,908

Ratio of Expenses to
Average Net Assets                                0.60%            0.60%           0.60%            0.60%           0.60%

Ratio of Net Investment Income to
Average Net Assets                                6.39%            5.86%           5.98%            6.44%           6.51%

Portfolio Turnover Rate                          26.97%           46.74%         108.19%           34.01%          94.63%



BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                                  Year Ended December 31,
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------
                                                   2000             1999              1998              1997              1996
                                              ---------------   --------------    --------------   ---------------   ---------------
                                              ---------------   --------------    --------------   ---------------   ---------------


Net Asset Value, Beginning of Period        $         1.2276  $        1.3010   $        1.2856  $         1.2774  $         1.3161

Income from Investment Operations

Net investment income                                 0.0776           0.0695            0.0737            0.0769            0.0777
Net realized and unrealized gain (loss)               0.0570          (0.0736)           0.0154            0.0081           (0.0387)
                                              ---------------   --------------    --------------   ---------------   ---------------
                                              ---------------   --------------    --------------   ---------------   ---------------

Total Income (Loss) From
     Investment Operations                            0.1346          (0.0041)           0.0891            0.0850            0.0390
                                              ---------------   --------------    --------------   ---------------   ---------------
                                              ---------------   --------------    --------------   ---------------   ---------------

Less Distributions

From net investment income                           (0.0758)         (0.0693)          (0.0737)          (0.0768)          (0.0777)
                                              ---------------   --------------    --------------   ---------------   ---------------
                                              ---------------   --------------    --------------   ---------------   ---------------

Total Distributions                                  (0.0758)         (0.0693)          (0.0737)          (0.0768)          (0.0777)
                                              ---------------   --------------    --------------   ---------------   ---------------
                                              ---------------   --------------    --------------   ---------------   ---------------

Net Asset Value, End of Period              $         1.2864  $        1.2276   $        1.3010  $         1.2856  $         1.2774
                                              ===============   ==============    ==============   ===============   ===============
                                              ===============   ==============    ==============   ===============   ===============


Total Return                                          11.28%           (0.31%)            7.08%             6.85%             3.14%

Net Assets, End of Period                   $    147,990,261  $   133,484,683   $   130,436,898  $    114,875,960  $    100,722,152

Ratio of Expenses to
Average Net Assets                                     0.50%            0.56%             0.60%             0.60%             0.60%

Ratio of Net Investment Income to
Average Net Assets                                     6.24%            5.56%             5.69%             6.02%             6.08%

Portfolio Turnover Rate                               27.38%          127.95%            59.84%           140.35%           118.50%



LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                              Year Ended December 31,
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------
                                               2000             1999             1998              1997             1996
                                           --------------   --------------   --------------   ---------------   --------------
                                           --------------   --------------   --------------   ---------------   --------------


Net Asset Value, Beginning of Period     $        1.3349  $        1.4482  $        1.5316  $         1.4028  $        1.1605

Income from Investment Operations

Net investment income                             0.0107           0.0079           0.0139            0.0103           0.0091
Net realized and unrealized gain (loss)           0.3024          (0.0219)         (0.0492)           0.3273           0.3376
                                           --------------   --------------   --------------   ---------------   --------------
                                           --------------   --------------   --------------   ---------------   --------------

Total Income (Loss) From
Investment Operations                             0.3131          (0.0140)         (0.0353)           0.3376           0.3467
                                           --------------   --------------   --------------   ---------------   --------------
                                           --------------   --------------   --------------   ---------------   --------------

Less Distributions

From net investment income                       (0.0105)         (0.0084)         (0.0138)          (0.0100)         (0.0091)
From net realized gains                          (0.0417)         (0.0909)         (0.0343)          (0.1988)         (0.0953)
                                           --------------   --------------   --------------   ---------------   --------------
                                           --------------   --------------   --------------   ---------------   --------------

Total Distributions                              (0.0522)         (0.0993)         (0.0481)          (0.2088)         (0.1044)
                                           --------------   --------------   --------------   ---------------   --------------
                                           --------------   --------------   --------------   ---------------   --------------

Net Asset Value, End of Period           $        1.5958  $        1.3349  $        1.4482  $         1.5316  $        1.4028
                                           ==============   ==============   ==============   ===============   ==============
                                           ==============   ==============   ==============   ===============   ==============


Total Return                                      23.74%           (0.43%)          (2.28%)           24.50%           30.09%

Net Assets, End of Period                $   170,239,450  $    93,087,906  $   127,807,361  $    183,322,635  $    79,944,926

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                             1.16%            1.15%            1.11%             1.11%            1.27%
- After Reimbursement #                            1.16%            1.14%            1.11%             1.11%            1.26%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                             0.87%            0.52%            0.81%             0.89%            0.97%
- After Reimbursement #                            0.87%            0.53%            0.81%             0.89%            0.98%

Portfolio Turnover Rate                          122.31%          105.57%          149.12%            93.28%           62.63%


# Percentages are shown net of expenses reimbursed by The Great-West Life
Assurance Company or GW Capital Management, LLC.



GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                               Year Ended December 31,
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                                2000             1999              1998             1997             1996
                                            --------------   --------------   ---------------   --------------   --------------
                                            --------------   --------------   ---------------   --------------   --------------


Net Asset Value, Beginning of Period      $        2.8634  $        2.4276  $         1.8507  $        1.4852  $        1.3459

Income from Investment Operations

Net investment income                              0.0008           0.0061            0.0070           0.0085           0.0114
Net realized and unrealized gain (loss)           (0.6311)          0.6347            0.6769           0.4241           0.2851
                                            --------------   --------------   ---------------   --------------   --------------
                                            --------------   --------------   ---------------   --------------   --------------

Total Income (Loss) From
     Investment Operations                        (0.6303)          0.6408            0.6839           0.4326           0.2965
                                            --------------   --------------   ---------------   --------------   --------------
                                            --------------   --------------   ---------------   --------------   --------------

Less Distributions

From net investment income                        (0.0007)         (0.0061)          (0.0070)         (0.0085)         (0.0114)
From net realized gains                           (0.2913)         (0.1989)          (0.1000)         (0.0586)         (0.1458)
                                            --------------   --------------   ---------------   --------------   --------------
                                            --------------   --------------   ---------------   --------------   --------------

Total Distributions                               (0.2920)         (0.2050)          (0.1070)         (0.0671)         (0.1572)
                                            --------------   --------------   ---------------   --------------   --------------
                                            --------------   --------------   ---------------   --------------   --------------

Net Asset Value, End of Period            $        1.9411  $        2.8634  $         2.4276  $        1.8507  $        1.4852
                                            ==============   ==============   ===============   ==============   ==============
                                            ==============   ==============   ===============   ==============   ==============


Total Return                                      (22.36%)          26.87%            37.28%           29.26%           22.10%

Net Assets, End of Period                 $   350,803,126  $   499,612,225  $    297,170,229  $   162,975,760  $    83,743,210

Ratio of Expenses to
Average Net Assets                                  0.60%            0.60%             0.60%            0.60%            0.60%

Ratio of Net Investment Income to
Average Net Assets                                  0.03%            0.26%             0.36%            0.54%            0.83%

Portfolio Turnover Rate                            39.05%           54.24%            26.48%           21.52%           41.55%



INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                              Year Ended December 31,
                                          ------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------
                                              2000              1999             1998             1997              1996
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------


Net Asset Value, Beginning of Period    $        2.8345  $         1.8506  $        1.5955  $        1.4330  $         1.2734

Income from Investment Operations

Net investment income (loss)                     0.0087           (0.0038)         (0.0048)          0.0009            0.0024
Net realized and unrealized gain (loss)         (0.3141)           1.4263           0.2842           0.2612            0.3380
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Total Income (Loss) From
    Investment Operations                       (0.3054)           1.4225           0.2794           0.2621            0.3404
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Less Distributions

From net investment income                       0.0000            0.0000           0.0000          (0.0009)          (0.0024)
From net realized gains                         (0.3518)          (0.4386)         (0.0243)         (0.0987)          (0.1784)
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Total Distributions                             (0.3518)          (0.4386)         (0.0243)         (0.0996)          (0.1808)
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Net Asset Value, End of Period          $        2.1773  $         2.8345  $        1.8506  $        1.5955  $         1.4330
                                          ==============   ===============   ==============   ==============   ===============
                                          ==============   ===============   ==============   ==============   ===============


Total Return                                    (12.38%)           80.78%           17.62%           18.70%            26.73%

Net Assets, End of Period               $   210,747,086  $    181,228,671  $    82,115,568  $    62,251,873  $     31,827,778

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                            1.03%             1.09%            1.11%            1.19%             1.46%
- After Reimbursement #                           1.03%             1.07%            1.10%            1.10%             1.10%

Ratio of Net Investment Income (Loss) to                                            -0.03%
Average Net Assets:
- Before Reimbursement                           (0.39%)           (0.36%)          (0.32%)          (0.08%)           (0.11%)
- After Reimbursement #                          (0.39%)           (0.34%)          (0.31%)           0.01%             0.25%

Portfolio Turnover Rate                         132.39%           223.65%          149.15%          174.65%           265.05%


# Percentages are shown net of expenses reimbursed by The Great-West Life
Assurance Company or GW Capital Management, LLC.




INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                             Year Ended December 31,
                                          -----------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------
                                              2000             1999              1998             1997             1996
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------


Net Asset Value, Beginning of Period    $        1.9769  $        1.6252  $         1.4804  $        1.3508  $        1.1255

Income from Investment Operations

Net investment income                            0.0138           0.0061            0.0123           0.0114           0.0112
Net realized and unrealized gain (loss)         (0.2192)          0.3614            0.1453           0.1512           0.2266
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Income (Loss) From
    Investment Operations                       (0.2054)          0.3675            0.1576           0.1626           0.2378
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Less Distributions

From net investment income                      (0.0135)         (0.0057)          (0.0128)         (0.0116)         (0.0112)
From net realized gains                         (0.1544)         (0.0101)                           (0.0214)         (0.0013)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Distributions                             (0.1679)         (0.0158)          (0.0128)         (0.0330)         (0.0125)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Net Asset Value, End of Period          $        1.6036  $        1.9769  $         1.6252  $        1.4804  $        1.3508
                                          ==============   ==============   ===============   ==============   ==============
                                          ==============   ==============   ===============   ==============   ==============


Total Return                                    (10.16%)          22.67%            10.64%           12.08%           21.17%

Net Assets, End of Period               $   114,869,543  $   141,769,982  $     28,296,279  $    16,581,357  $     7,694,858

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                            1.14%            1.16%             1.32%            1.63%            2.29%
- After Reimbursement #                           1.14%            1.14%             1.30%            1.30%            1.33%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                            0.85%            0.57%             0.84%            0.69%            0.24%
- After Reimbursement #                           0.85%            0.59%             0.86%            1.02%            1.20%

Portfolio Turnover Rate                          34.39%           22.06%            28.66%           19.56%           15.25%


# Percentages are shown net of expenses reimbursed by The Great-West Life
Assurance Company or GW Capital Management, LLC.


LOOMIS SAYLES CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                             Year Ended December 31,
                                          -----------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------
                                              2000             1999              1998             1997             1996
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------


Net Asset Value, Beginning of Period    $        1.0643  $        1.1118  $         1.1981  $        1.1618  $        1.1521

Income from Investment Operations

Net investment income                            0.0944           0.0873            0.0838           0.0764           0.0825
Net realized and unrealized gain (loss)         (0.0466)         (0.0344)          (0.0429)          0.0689           0.0324
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Income From
    Investment Operations                        0.0478           0.0529            0.0409           0.1453           0.1149
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Less Distributions

From net investment income                      (0.0858)         (0.0892)          (0.0839)         (0.0762)         (0.0825)
From net realized gains                          0.0000          (0.0112)          (0.0433)         (0.0328)         (0.0227)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Distributions                             (0.0858)         (0.1004)          (0.1272)         (0.1090)         (0.1052)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Net Asset Value, End of Period          $        1.0263  $        1.0643  $         1.1118  $        1.1981  $        1.1618
                                          ==============   ==============   ===============   ==============   ==============
                                          ==============   ==============   ===============   ==============   ==============


Total Return                                      4.60%            4.87%             3.43%           12.70%           10.35%

Net Assets, End of Period               $   178,834,209  $   191,419,344  $    199,386,033  $   158,884,389  $    83,645,029

Ratio of Expenses to
Average Net Assets                                0.90%            0.90%             0.90%            0.90%            0.90%

Ratio of Net Investment Income to
Average Net Assets                                8.72%            7.74%             7.41%            7.14%            7.68%

Portfolio Turnover Rate                          19.52%           28.00%            55.47%           52.69%           40.02%




INDEX 400 PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                        Period Ended December 31,
                                                                               --------------------------------------------
                                                                               --------------------------------------------
                                                                                     2000                       1999
                                                                               -----------------           ----------------
                                                                               -----------------           ----------------
                                                                                                                 (A)
Net Asset Value, Beginning of Period                                         $          10.6903          $         10.0000

Income from Investment Operations
                                                                                         0.0000                     0.0000
Net investment income                                                                    0.0853                     0.0393
Net realized and unrealized gain                                                         1.6823                     0.6902
                                                                               -----------------           ----------------
                                                                               -----------------           ----------------

Total Income From Investment Operations                                                  1.7676                     0.7295
                                                                               -----------------           ----------------
                                                                               -----------------           ----------------

Less Distributions

From net investment income                                                              (0.0847)                   (0.0392)
From net realized gains                                                                 (0.7263)
                                                                               -----------------           ----------------
                                                                               -----------------           ----------------

Total Distributions                                                                     (0.8110)                   (0.0392)
                                                                               -----------------           ----------------
                                                                               -----------------           ----------------

Net Asset Value, End of Period                                               $          11.6469          $         10.6903
                                                                               =================           ================
                                                                               =================           ================


Total Return                                                                             16.79%                      7.30%

Net Assets, End of Period                                                    $       30,392,432          $      10,729,826

Ratio of Expenses to Average Net Assets                                                   0.60%                      0.60% *

Ratio of Net Investment Income to Average Net Assets                                      0.75%                      0.92% *

Portfolio Turnover Rate                                                                  93.50%                     26.41%


*Annualized

(A) The portfolio commenced operations on July 26, 1999.




ARIEL SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                                Year Ended December 31,
                                            ------------------------------------------------------------------------------------
                                            ------------------------------------------------------------------------------------
                                                2000              1999             1998             1997              1996
                                            --------------   ---------------   --------------   --------------   ---------------
                                            --------------   ---------------   --------------   --------------   ---------------


Net Asset Value, Beginning of Period      $        0.7840  $         0.9538  $        0.9154  $        1.2480  $         1.0669

Income from Investment Operations

Net investment income                              0.0072            0.0019           0.0022           0.0067            0.0095
Net realized and unrealized gain (loss)            0.1974           (0.0631)          0.0721           0.3223            0.1811
                                            --------------   ---------------   --------------   --------------   ---------------
                                            --------------   ---------------   --------------   --------------   ---------------

Total Income (Loss) From
Investment Operations                              0.2046           (0.0612)          0.0743           0.3290            0.1906
                                            --------------   ---------------   --------------   --------------   ---------------
                                            --------------   ---------------   --------------   --------------   ---------------

Less Distributions

From net investment income                        (0.0072)          (0.0019)         (0.0022)         (0.0067)          (0.0095)
From net realized gains                           (0.0442)          (0.1067)         (0.0337)         (0.6549)           0.0000
                                            --------------   ---------------   --------------   --------------   ---------------
                                            --------------   ---------------   --------------   --------------   ---------------

Total Distributions                               (0.0514)          (0.1086)         (0.0359)         (0.6616)          (0.0095)
                                            --------------   ---------------   --------------   --------------   ---------------
                                            --------------   ---------------   --------------   --------------   ---------------

Net Asset Value, End of Period            $        0.9372  $         0.7840  $        0.9538  $        0.9154  $         1.2480
                                            ==============   ===============   ==============   ==============   ===============
                                            ==============   ===============   ==============   ==============   ===============


Total Return                                       26.65%            (5.80%)           8.28%           27.86%            17.94%

Net Assets, End of Period                 $   116,972,128  $     35,290,690  $    38,747,052  $    22,526,242  $     36,599,651

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                              1.27%             1.28%            1.27%            1.33%             1.42%
- After Reimbursement #                             1.27%             1.23%            1.26%            1.28%             1.31%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                              1.24%             0.16%            0.26%            0.59%             0.79%
- After Reimbursement #                             1.24%             0.21%            0.27%            0.64%             0.90%

Portfolio Turnover Rate                            52.61%            46.17%           26.29%           82.83%            30.61%


# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.



FOUNDERS GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999 and 1998, and the period ended December 31, 1997 are as follows:

                                                             Period Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
                                                             2000                1999                1998                1997
                                                        ---------------     ----------------    ----------------    ----------------
                                                        ---------------     ----------------    ----------------    ----------------
                                                                                                                          (A)
Net Asset Value, Beginning of Period                  $         1.2416    $          1.1448   $          1.0228   $          1.0000

Income from Investment Operations

Net investment income (loss)                                    0.0000               0.0004              0.0157              0.0089
Net realized and unrealized gain (loss)                        (0.2426)              0.1633              0.1655              0.0228
                                                        ---------------     ----------------    ----------------    ----------------
                                                        ---------------     ----------------    ----------------    ----------------

Total Income (Loss) From Investment Operations                 (0.2426)              0.1637              0.1812              0.0317
                                                        ---------------     ----------------    ----------------    ----------------
                                                        ---------------     ----------------    ----------------    ----------------

Less Distributions

From net investment income                                      0.0000              (0.0004)            (0.0157)            (0.0089)
From net realized gains                                        (0.0602)             (0.0665)            (0.0435)             0.0000
                                                        ---------------     ----------------    ----------------    ----------------
                                                        ---------------     ----------------    ----------------    ----------------

Total Distributions                                            (0.0602)             (0.0669)            (0.0592)            (0.0089)
                                                        ---------------     ----------------    ----------------    ----------------
                                                        ---------------     ----------------    ----------------    ----------------

Net Asset Value, End of Period                        $         0.9388    $          1.2416   $          1.1448   $          1.0228
                                                        ===============     ================    ================    ================
                                                        ===============     ================    ================    ================


Total Return                                                   (19.60%)              15.04%              17.85%               3.17%

Net Assets, End of Period                             $    129,326,227    $     147,265,224   $     120,887,237   $      94,206,892

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                           1.12%                1.12%               1.15%               1.15%*
- After Reimbursement #                                          1.12%                1.11%               1.15%               1.14%*

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                                          (0.21%)               0.02%               1.46%               1.77%*
- After Reimbursement #                                         (0.21%)               0.03%               1.46%               1.78%*

Portfolio Turnover Rate                                        191.12%              173.72%             287.17%             111.45%


*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The portfolio commenced operations on July 1, 1997.



T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999 and 1998, and the period ended December 31, 1997 are as follows:

                                                             Period Ended December 31,
                                                         -------------------------------------------------------------------------
                                                         -------------------------------------------------------------------------
                                                              2000               1999               1998               1997
                                                         ----------------   ----------------   ----------------   ----------------
                                                         ----------------   ----------------   ----------------   ----------------
                                                                                                                        (A)
Net Asset Value, Beginning of Period                   $          1.5831  $          1.3472  $          1.1069  $          1.0000

Income from Investment Operations
                                                                                                                           0.0000
Net investment loss                                               0.0059            (0.0040)           (0.0016)            0.0000
Net realized and unrealized gain                                  0.1073             0.3274             0.2471             0.1086
                                                         ----------------   ----------------   ----------------   ----------------
                                                         ----------------   ----------------   ----------------   ----------------

Total Income From Investment Operations                           0.1132             0.3234             0.2455             0.1086
                                                         ----------------   ----------------   ----------------   ----------------
                                                         ----------------   ----------------   ----------------   ----------------

Less Distributions

From net realized gains                                          (0.1346)           (0.0875)           (0.0052)           (0.0017)
                                                         ----------------   ----------------   ----------------   ----------------
                                                         ----------------   ----------------   ----------------   ----------------

Total Distributions                                              (0.1346)           (0.0875)           (0.0052)           (0.0017)
                                                         ----------------   ----------------   ----------------   ----------------
                                                         ----------------   ----------------   ----------------   ----------------

Net Asset Value, End of Period                         $          1.5617  $          1.5831  $          1.3472  $          1.1069
                                                         ================   ================   ================   ================
                                                         ================   ================   ================   ================


Total Return                                                       7.34%             24.60%             22.23%             10.86%

Net Assets, End of Period                              $     255,130,836  $     203,089,451  $     139,762,438  $      56,704,297

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                             1.08%              1.11%              1.16%              1.30% *
- After Reimbursement #                                            1.05%              1.05%              1.05%              1.05% *

Ratio of Net Investment Loss to
Average Net Assets:
- Before Reimbursement                                            (0.34%)            (0.41%)            (0.32%)            (0.41%)*
- After Reimbursement #                                           (0.31%)            (0.35%)            (0.21%)            (0.16%)*

Portfolio Turnover Rate                                           56.95%             66.80%             52.50%             24.28%


*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The portfolio commenced operations on July 1, 1997.



VALUE INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                             Year Ended December 31,
                                          -----------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------
                                              2000             1999              1998             1997             1996
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------


Net Asset Value, Beginning of Period    $        1.8042  $        1.8953  $         1.8136  $        1.4538  $        1.2623

Income from Investment Operations

Net investment income                            0.0226           0.0243            0.0279           0.0278           0.0298
Net realized and unrealized gain                 0.0657           0.1779            0.2301           0.4631           0.2287
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Income From
     Investment Operations                       0.0883           0.2022            0.2580           0.4909           0.2585
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Less Distributions

From net investment income                      (0.0227)         (0.0243)          (0.0278)         (0.0278)         (0.0298)
From net realized gains                         (0.2251)         (0.2690)          (0.1485)         (0.1033)         (0.0372)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Distributions                             (0.2478)         (0.2933)          (0.1763)         (0.1311)         (0.0670)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Net Asset Value, End of Period          $        1.6447  $        1.8042  $         1.8953  $        1.8136  $        1.4538
                                          ==============   ==============   ===============   ==============   ==============
                                          ==============   ==============   ===============   ==============   ==============


Total Return                                      5.36%           11.39%            14.48%           34.08%           20.63%

Net Assets, End of Period               $   378,498,060  $   391,562,376  $    326,339,498  $   237,421,804  $   122,283,026

Ratio of Expenses to
Average Net Assets                                0.60%            0.60%             0.60%            0.60%            0.60%

Ratio of Net Investment Income to
Average Net Assets                                1.32%            1.31%             1.54%            1.83%            2.38%

Portfolio Turnover Rate                          53.18%           70.11%            39.67%           26.03%           16.31%



GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                       Period Ended December 31,
                                                                              ---------------------------------------------
                                                                              ---------------------------------------------
                                                                                    2000                        1999
                                                                              -----------------           -----------------
                                                                              -----------------           -----------------
                                                                                                                (A)
Net Asset Value, Beginning of Period                                        $           9.7107          $          10.0000

Income from Investment Operations
                                                                                        0.0000                      0.0000
Net investment income                                                                   0.3703                      0.1641
Net realized and unrealized gain (loss)                                                 0.4877                     (0.2894)
                                                                              -----------------           -----------------
                                                                              -----------------           -----------------

Total Income (Loss) From Investment Operations                                          0.8580                     (0.1253)
                                                                              -----------------           -----------------
                                                                              -----------------           -----------------

Less Distributions

From net investment income                                                             (0.8083)                    (0.1640)
                                                                              -----------------           -----------------
                                                                              -----------------           -----------------

Total Distributions                                                                    (0.8083)                    (0.1640)
                                                                              -----------------           -----------------
                                                                              -----------------           -----------------

Net Asset Value, End of Period                                              $           9.7604          $           9.7107
                                                                              =================           =================
                                                                              =================           =================


Total Return                                                                             9.02%                      (1.25%)

Net Assets, End of Period                                                   $       88,217,883          $       91,795,099

Ratio of Expenses to Average Net Assets                                                  1.30%                       1.30% *

Ratio of Net Investment Income to Average Net Assets                                     3.53%                       4.00% *

Portfolio Turnover Rate                                                                367.96%                      86.93%


*Annualized

(A) The portfolio commenced operations on July 26, 1999.



INDEX EUROPEAN PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                      Period Ended December 31,
                                                                             --------------------------------------------
                                                                             --------------------------------------------
                                                                                   2000                       1999
                                                                             -----------------           ----------------
                                                                             -----------------           ----------------
                                                                                                               (A)
Net Asset Value, Beginning of Period                                       $          11.8191          $         10.0000

Income from Investment Operations
                                                                                       0.0000                     0.0000
Net investment income (loss)                                                           0.0386                    (0.0005)
Net realized and unrealized gain (loss)                                               (1.4326)                    1.8445
                                                                             -----------------           ----------------
                                                                             -----------------           ----------------

Total Income (Loss) From Investment Operations                                        (1.3940)                    1.8440
                                                                             -----------------           ----------------
                                                                             -----------------           ----------------

Less Distributions

From net investment income                                                            (0.0370)                    0.0000
From net realized gains                                                               (0.0339)                   (0.0249)
                                                                             -----------------           ----------------
                                                                             -----------------           ----------------

Total Distributions                                                                   (0.0709)                   (0.0249)
                                                                             -----------------           ----------------
                                                                             -----------------           ----------------

Net Asset Value, End of Period                                             $          10.3542          $         11.8191
                                                                             =================           ================
                                                                             =================           ================


Total Return                                                                          (11.80%)                    18.44%

Net Assets, End of Period                                                  $      143,406,998          $     147,309,943

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                                                  1.39%                      1.39% *
- After Reimbursement #                                                                 1.20%                      1.20% *

Ratio of Net Investment Income (Loss) to Average Net Assets:
- Before Reimbursement                                                                  0.19%                     (0.31%)*
- After Reimbursement #                                                                 0.38%                     (0.12%)*

Portfolio Turnover Rate                                                                62.87%                     19.79%

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The portfolio commenced operations on July 26, 1999.



INDEX PACIFIC PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                     Period Ended December 31,
                                                                            --------------------------------------------
                                                                            --------------------------------------------
                                                                                  2000                       1999
                                                                            -----------------          -----------------
                                                                            -----------------          -----------------
                                                                                                             (A)
Net Asset Value, Beginning of Period                                      $          13.6863         $          10.0000

Income from Investment Operations
                                                                                      0.0000                     0.0000
Net investment loss                                                                  (0.0174)                   (0.0004)
Net realized and unrealized gain (loss)                                              (4.6864)                    3.8172
                                                                            -----------------          -----------------
                                                                            -----------------          -----------------

Total Income (Loss) From Investment Operations                                       (4.7038)                    3.8168
                                                                            -----------------          -----------------
                                                                            -----------------          -----------------

Less Distributions

From net investment income                                                            0.0000                    (0.0043)
From net realized gains                                                              (0.5108)                   (0.1262)
                                                                            -----------------          -----------------
                                                                            -----------------          -----------------

Total Distributions                                                                  (0.5108)                   (0.1305)
                                                                            -----------------          -----------------
                                                                            -----------------          -----------------

Net Asset Value, End of Period                                            $           8.4717         $          13.6863
                                                                            =================          =================
                                                                            =================          =================


Total Return                                                                         (34.74%)                    38.27%

Net Assets, End of Period                                                 $      142,136,459         $      195,178,735

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                                                 1.31%                      1.35% *
- After Reimbursement #                                                                1.19%                      1.20% *

Ratio of Net Investment Loss to Average Net Assets:
- Before Reimbursement                                                                (0.31%)                    (0.16%)*
- After Reimbursement #                                                               (0.19%)                    (0.01%)*

Portfolio Turnover Rate                                                               50.75%                     18.94%

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The portfolio commenced operations on July 26, 1999.




AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                   Period Ended December 31,
                                                                           -------------------------------------------
                                                                           -------------------------------------------
                                                                                  2000                    1999
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------
                                                                                                          (A)

Net Asset Value, Beginning of Period                                     $            11.0146                  9.7751

Income from Investment Operations
                                                                                       0.0000                  0.0000
Net investment income                                                                  0.2989                  0.0191
Capital gain distributions received                                                    0.3543                  0.6332
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total distributions received                                                           0.6532                  0.6523

Net realized and unrealized gain (loss) on investments                                (1.3231)                 0.9792
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Income (Loss) From Investment Operations                                        (0.6699)                 1.6315
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------


Less Distributions

From net investment income                                                            (0.2988)                (0.0191)
From net realized gains                                                               (0.2001)                (0.3729)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Distributions                                                                   (0.4989)                (0.3920)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Net Asset Value, End of Period                                           $             9.8458                 11.0146
                                                                           ===================     ===================
                                                                           ===================     ===================


Total Return                                                                           (6.15%)                 16.72%

Net Assets, End of Period                                                $         56,989,958               2,195,730

Ratio of Expenses to Average Net Assets                                                 0.10%                   0.10% *

Ratio of Net Investment Income to Average Net Assets                                    0.60%                   1.63% *

Portfolio Turnover Rate                                                               175.29%                 114.40%

*Annualized

(A) The portfolio commenced operations on September 16, 1999.



MODERATELY AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                   Period Ended December 31,
                                                                           -------------------------------------------
                                                                           -------------------------------------------
                                                                                  2000                    1999
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------
                                                                                                          (A)

Net Asset Value, Beginning of Period                                     $            10.7103                  9.8559

Income from Investment Operations
                                                                                       0.0000                  0.0000
Net investment income                                                                  0.3296                  0.0471
Capital gain distributions received                                                    0.2796                  0.3953
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total distributions received                                                           0.6092                  0.4424

Net realized and unrealized gain (loss) on investments                                (1.2177)                 0.6808
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Income (Loss) From Investment Operations                                        (0.6085)                 1.1232
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------


Less Distributions

From net investment income                                                            (0.3296)                (0.0469)
From net realized gains                                                               (0.1776)                (0.2219)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Distributions                                                                   (0.5072)                (0.2688)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Net Asset Value, End of Period                                           $             9.5946                 10.7103
                                                                           ===================     ===================
                                                                           ===================     ===================


Total Return                                                                           (5.77%)                 11.41%

Net Assets, End of Period                                                $         44,686,344               3,765,097

Ratio of Expenses to Average Net Assets                                                 0.10%                   0.10% *

Ratio of Net Investment Income to Average Net Assets                                    2.29%                   4.76% *

Portfolio Turnover Rate                                                               161.22%                 105.09%

*Annualized

(A) The portfolio commenced operations on September 16, 1999.



MODERATE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                   Period Ended December 31,
                                                                           -------------------------------------------
                                                                           -------------------------------------------
                                                                                  2000                    1999
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------
                                                                                                          (A)

Net Asset Value, Beginning of Period                                     $            10.3724                  9.7937

Income from Investment Operations
                                                                                       0.0000                  0.0000
Net investment income                                                                  0.3712                  0.0685
Capital gain distributions received                                                    0.2170                  0.3526
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total distributions received                                                           0.5882                  0.4211

Net realized and unrealized gain (loss) on investments                                (0.8083)                 0.4076
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Income (Loss) From Investment Operations                                        (0.2201)                 0.8287
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------


Less Distributions

From net investment income                                                            (0.3711)                (0.0683)
From net realized gains                                                               (0.1685)                (0.1817)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Distributions                                                                   (0.5396)                (0.2500)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Net Asset Value, End of Period                                           $             9.6127                 10.3724
                                                                           ===================     ===================
                                                                           ===================     ===================


Total Return                                                                           (2.19%)                  8.47%

Net Assets, End of Period                                                $         34,930,756               2,705,549

Ratio of Expenses to Average Net Assets                                                 0.10%                   0.10% *

Ratio of Net Investment Income to Average Net Assets                                    3.98%                   5.72% *

Portfolio Turnover Rate                                                               172.40%                 113.22%

*Annualized

(A) The portfolio commenced operations on September 16, 1999.



MODERATELY CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                   Period Ended December 31,
                                                                           -------------------------------------------
                                                                           -------------------------------------------
                                                                                  2000                    1999
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------
                                                                                                          (A)

Net Asset Value, Beginning of Period                                     $            10.3158                  9.7877

Income from Investment Operations
                                                                                       0.0000                  0.0000
Net investment income                                                                  0.3852                  0.0870
Capital gain distributions received                                                    0.1525                  0.2686
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total distributions received                                                           0.5377                  0.3556

Net realized and unrealized gain (loss) on investments                                (0.7730)                 0.3819
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Income (Loss) From Investment Operations                                        (0.2353)                 0.7375
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------


Less Distributions

From net investment income                                                            (0.3848)                (0.0867)
From net realized gains                                                               (0.1046)                (0.1227)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Distributions                                                                   (0.4894)                (0.2094)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Net Asset Value, End of Period                                           $             9.5911                 10.3158
                                                                           ===================     ===================
                                                                           ===================     ===================


Total Return                                                                           (2.35%)                  7.54%

Net Assets, End of Period                                                $          9,204,973                 908,102

Ratio of Expenses to Average Net Assets                                                 0.10%                   0.10% *

Ratio of Net Investment Income to Average Net Assets                                    4.28%                   7.54% *

Portfolio Turnover Rate                                                               103.51%                  84.96%

*Annualized

(A) The portfolio commenced operations on September 27, 1999.




CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the year ended
December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                                   Period Ended December 31,
                                                                           -------------------------------------------
                                                                           -------------------------------------------
                                                                                  2000                    1999
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------
                                                                                                          (A)

Net Asset Value, Beginning of Period                                     $            10.2341    $             9.9102

Income from Investment Operations
                                                                                       0.0000                  0.0000
Net investment income                                                                  0.4357                  0.1177
Capital gain distributions received                                                    0.1182                  0.1832
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total distributions received                                                           0.5539                  0.3009

Net realized and unrealized gain (loss) on investments                                (0.4538)                 0.1945
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Income From Investment Operations                                                0.1001                  0.4954
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------


Less Distributions

From net investment income                                                            (0.4352)                (0.1172)
From net realized gains                                                               (0.0854)                (0.0543)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Total Distributions                                                                   (0.5206)                (0.1715)
                                                                           -------------------     -------------------
                                                                           -------------------     -------------------

Net Asset Value, End of Period                                           $             9.8136    $            10.2341
                                                                           ===================     ===================
                                                                           ===================     ===================


Total Return                                                                            0.95%                   5.00%

Net Assets, End of Period                                                $          4,889,348    $            738,926

Ratio of Expenses to Average Net Assets                                                 0.10%                   0.10% *

Ratio of Net Investment Income to Average Net Assets                                    5.98%                   8.24% *

Portfolio Turnover Rate                                                                88.50%                 176.32%

*Annualized

(A) The portfolio commenced operations on September 30, 1999.




                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about a Fund, call 1-800-338-4015.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3364.






























                         This prospectus should be read
                       and retained for future reference.